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EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.	Case No. 02-1611 & 02-11612 Reporting Period: July 31, 2002

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		Yes
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ W.R. SMEDBERG Signature of Authorized Individual*	September 19, 2002 Date
William R. Smedberg Printed Name of Authorized Individual	Executive Vice President Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
AUGUST 2002

	AUGUST 2002
	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
Receipts:
NWS	2,624,336	127,874	2,752,210
NIS	44,664	—	44,664
NASOP	—	1,298,126	1,298,126
Other	—	—	—

Total Receipts	2,669,000	1,426,000	4,095,000

COGS Expenditures:
Covad	—	910,000	910,000
Verizon	1,280,000	—	1,280,000
Level 3	145,284	—	145,284
WCOM	75,195	—	75,195
ICI	53,401	—	53,401
DSL Equipment	16,774	—	16,774
3rd Party Installs	4,309	—	4,309
Gebran	20,771	—	20,771
Metromedia	10,513	—	10,513
Juniper	6,717	—	6,717
Sprint	38,357	—	38,357
Dominion	12,295	—	12,295
Cogent	9,000	—	9,000
AT&T	1,220	—	1,220

Total COGS Expenditures	1,673,836	910,000	2,583,836

Operating Expenditures:
Wages (ADP)	521,125	136,326	657,450
Commissions (ADP)	62,303	30,831	93,134
Fringe Benefits	78,246	20,469	98,715
Payroll Taxes (ADP)	37,274	9,751	47,025
Telecom	8,541	—	8,541
Travel	10,154	—	10,154
Agent Commissions	9,725	—	9,725
Postage, Delivery & Printing	15,206	7,525	22,730
Aliant	55,715	27,571	83,285
Collections	17,106	8,465	25,571
Temporary & Casual Labor	5,159	—	5,159
Telecom — Voice/Data	55,065	—	55,065
Rent — Office Base	51,396	13,445	64,841
Rent — Office Other	650	—	650
Rent — Equipment Rents & Leases	10,456	—	10,456
Repairs & Maintenance	7,589	—	7,589
Supplies & Expensed Equipment	6,931	—	6,931
Bank Charges	4,535	1,530	6,065
Insurance-Liability	19,491	—	19,491
Payroll Processing Services	1,106	—	1,106
Financial Advisor	13,379	6,621	20,000
Sales & Use Taxes	41,551	20,562	62,112
USF	53,517	26,483	80,000
GECC Adequate Protection Payment	210,000	—	210,000
Various Capex	50,097	—	50,097

TOTAL EXPENDITURES	3,020,154	1,219,577	4,239,731

NET CASH	(351,154)	206,423	(144,731)

*
The receipts and disbursements of Network Access Solutions, Corporation and NASOP. Inc. have never been reported The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing separately. This breakout out is done for reporting purposes only and should not be used or relied on for any other purpose. schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
AUGUST 2002

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	NAS	NASOP
TOTAL DISBURSEMENTS	$3,020,154	$1,219,577
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$3,020,154	$1,219,577

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CASH BALANCES
AUGUST 31, 2002

	Bank Balance 08/31/02	Book Balance 08/31/02
Bank of America
NASOP, Inc (004124657733)	1,380,028	1,380,028
Network Access Solutions (004124657937)	1,004,978	608,003
Network Access Solutions — Benefits (004125389932)	48,928	0
Network Access Solutions — Sales Tax (004127083016)	100,000	100,000
Network Access Solutions — Managed (894645)	857,618	857,618
First Union
Employee Stock (002000008310169)	20,000	—
Concentration (002000008313250)	1,728,477	1,728,477
Cash Collateral (002000013845661)	330,346	330,346

ENDING BANK BALANCE	5,470,375	5,004,472

Checks Outstanding (004124657937)		(425,111)
Checks Outstanding (004125389932)		(48,928)
Reconciling Item (00200000008310169)		(20,000)
Other Misc. transaction differences		8,136

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
OUTSTANDING CHECK LIST
AUGUST 31, 2002

Check Number	Date Issued	Payee	Amount
35440	12-Jun-02	BANTECH OF OLD BRID	52.80
35445	12-Jun-02	BSC GROUP	60.93
35507	12-Jun-02	NM COMPUTING INC	80.82
35568	25-Jun-02	PATRICK, DAVID	110.49
35593	27-Jun-02	AT&T WIRELESS SERVI	364.86
35688	15-Jul-02	BSC GROUP	60.93
35734	15-Jul-02	NM COMPUTING INC	80.82
35756	15-Jul-02	TRYONLINE COMMUNICA	32.04
35835	31-Jul-02	COMMONWEALTH OF	81.00
35867	13-Aug-02	FLORIDA DEPARTMENT	1,202.24
35875	13-Aug-02	FLORIDA DEPARTMENT	982.27
35880	15-Aug-02	DISTRICT CLERK	260.97
35887	19-Aug-02	4 YOURTELECOMMUNICA	725.65
35888	19-Aug-02	AAA NETWORKS	63.72
35890	19-Aug-02	ADVANCED COMMUNICAT	36.00
35891	19-Aug-02	ADVANCED COMPUTER T	32.40
35892	19-Aug-02	ADVANCED DIGITAL SO	36.54
35896	19-Aug-02	ASON, INC	37.02
35898	19-Aug-02	BETTER BYTE COMPUTE	205.74
35902	19-Aug-02	COMTEL GROUP	243.27
35905	19-Aug-02	COST MANAGEMENT ASS	78.66
35909	19-Aug-02	DATA & VOICE NETWOR	41.34
35912	19-Aug-02	DENNIS J NOLTE	67.74
35913	19-Aug-02	DIGITALEYE DESIGNS	40.50
35917	19-Aug-02	HOME OFFICE SOLUTIO	31.86
35918	19-Aug-02	INFO TECH SOLUTIONS	51.86
35920	19-Aug-02	INTELLICOMP TECHNOL	97.11
35921	19-Aug-02	INTERNET CONNECTION	36.00
35922	19-Aug-02	ISIS NETWORKS	39.84
35924	19-Aug-02	JEM CONSULTING	72.18
35925	19-Aug-02	JIVAS TECHNOLOGIES	100.80
35926	19-Aug-02	JP COMMUNICATIONS G	136.29
35927	19-Aug-02	LANDING TECHNOLOGY	237.15
35929	19-Aug-02	MASTER TECH PHONE C	41.85
35930	19-Aug-02	METAPHOR INC	320.04
35933	19-Aug-02	NEOSYNAPSE	33.30
35934	19-Aug-02	NETEX INC	281.97
35935	19-Aug-02	NETWORK COMMUNICATI	40.50
35937	19-Aug-02	NETWORK RESOURCES	46.08
35938	19-Aug-02	NEW ENGLAND TECHNIC	32.04
35939	19-Aug-02	NM COMPUTING INC	80.82
35940	19-Aug-02	NSI	48.15
35943	19-Aug-02	PRECISE TECHNOLOGY	286.50
35947	19-Aug-02	ROSE TELECOM	44.28
35950	19-Aug-02	SNORING DOG PRODUCT	45.63
35952	19-Aug-02	TECHNOLOGY SYSTEMS	52.11
35955	19-Aug-02	TORNADO COMPUTER SY	84.87
35957	19-Aug-02	UNICOM	213.48

35959	19-Aug-02	WANLYNX	37.80
35960	19-Aug-02	WARP NETWORKS, INC	40.77
35963	19-Aug-02	ANTHONY SMITH	1,120.00
35968	19-Aug-02	FOLEY & BUHL ENGINE	133.63
35970	19-Aug-02	GOMID	146.73
35971	19-Aug-02	High Performance Te	814.60
35974	19-Aug-02	LATHROP TRAVEL LLC	143.63
35976	19-Aug-02	MICROBURST	102.10
35977	19-Aug-02	PULLENBAILEY ADVERT	19.87
35980	19-Aug-02	THE POINTE	42.35
35986	20-Aug-02	AUST, JAMES	1,648.97
35988	20-Aug-02	FERRANTO, JOHN	17.50
35989	20-Aug-02	HANNA, RICHARD	70.86
35991	20-Aug-02	LAROSA, ERMINIO	36.00
35996	20-Aug-02	PATRICK, DAVID	223.49
36000	21-Aug-02	EXPERIAN	986.00
36003	21-Aug-02	LIBERTY DOCUMENT SE	486.14
36008	29-Aug-02	ARCHIBALD, WAYNE	93.25
36009	29-Aug-02	AUST, JONATHAN	76.28
36010	29-Aug-02	BOULIS, ROBERT	74.88
36011	29-Aug-02	DISTRICT CLERK	260.97
36012	29-Aug-02	FAMILY SUPPORT PAYM	375.00
36013	29-Aug-02	FANNING, REBECCA	256.83
36014	29-Aug-02	FARRER, WILLIAM H	342.34
36015	29-Aug-02	FLORIDA STATE DISBU	255.50
36016	29-Aug-02	GERALD M. O'DONNELL	180.00
36017	29-Aug-02	IEROPOLI, MARCIE	128.78
36018	29-Aug-02	NASSAU COUNTY SCU	250.00
36019	29-Aug-02	TREASURER OF VIRGIN	291.05
36020	29-Aug-02	AAA DISPOSAL SERVIC	680.02
36021	29-Aug-02	ADP INC	50.20
36023	29-Aug-02	AT&T	1,220.05
36024	29-Aug-02	BEYOND THE NETWORK	13,060.25
36025	29-Aug-02	BLUE RIDGE NETWORKS	4,706.45
36026	29-Aug-02	COGENT COMMUNICATIO	9,000.00
36027	29-Aug-02	DOMINION TELECOM IN	12,295.06
36028	29-Aug-02	E SPIRE	2,561.80
36029	29-Aug-02	EARTHLINK INC	921.90
36030	29-Aug-02	FEDEX	50.84
36031	29-Aug-02	FEDEX	147.27
36032	29-Aug-02	GEBRAN.COM	20,771.00
36033	29-Aug-02	GENERAL FIBER COMMU	210.00
36034	29-Aug-02	INTERMEDIA COMMUNIC	53,401.00
36035	29-Aug-02	IRON MOUNTAIN OFF-S	815.00
36036	29-Aug-02	MARSH USA INC	19,491.00
36038	29-Aug-02	METROMEDIA FIBER NE	10,513.05
36039	29-Aug-02	MONETTECH LIMITED C	1,080.00
36040	29-Aug-02	NECA-TRS	7,553.29
36041	29-Aug-02	OLM LLC	1,535.00
36042	29-Aug-02	SIEMENS BUILDING TE	2,456.18
36043	29-Aug-02	SPRINT	2,025.20
36044	29-Aug-02	SPRINT	38,357.08
36045	29-Aug-02	SPRINT	6,935.53

36046	29-Aug-02	STRATEGIC TECHNOLOG	7,589.18
36047	29-Aug-02	UNITED PARCEL SERVI	3,085.92
36048	29-Aug-02	UNIVERSAL ACCESS IN	5,289.00
36049	29-Aug-02	UNIVERSAL SERVICE A	80,000.00
36050	29-Aug-02	VERIZON WIRELESS	478.11
36051	29-Aug-02	WVT COMMUNICATIONS	813.04
36052	29-Aug-02	AMERICAN BUILDING M	400.00
36054	29-Aug-02	FEDEX	136.48
36055	29-Aug-02	MERCANTEC INC	277.50
36056	29-Aug-02	NBANC	585.38
36058	29-Aug-02	SK SHEMOR & ASSOCIA	3,229.47
36059	29-Aug-02	XWAVE	83,285.44
36060	29-Aug-02	D & B	585.20
36061	29-Aug-02	WRIGHT EXPRESS UNIV	2,780.18
36062	30-Aug-02	FAST FLEET SYSTEMS	650.00
36064	30-Aug-02	GUARDIAN	10,000.00

TOTAL CHECKS OUTSTANDING (004124657937)			425,110.85

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CHECK REGISTER / CASH DISBURSEMENT JOURNAL
FOR THE MONTH OF AUGUST 2002

Check Number	Date Issued	Payee	Amount
35887	19-Aug-02	4 YOURTELECOMMUNICA	725.65
36020	29-Aug-02	AAA DISPOSAL SERVIC	680.02
35888	19-Aug-02	AAA NETWORKS	63.72
35889	19-Aug-02	AB&T	124.11
35998	21-Aug-02	ADP INC	1,055.87
Wire	30-Aug-02	ADP INC	323,027.13
Wire	30-Aug-02	ADP INC	93,133.63
Wire	30-Aug-02	ADP INC	24,197.63
36021	29-Aug-02	ADP INC	50.20
Wire	15-Aug-02	ADT	22,827.68
Wire	15-Aug-02	ADT	331,197.17
35890	19-Aug-02	ADVANCED COMMUNICAT	36.00
35891	19-Aug-02	ADVANCED COMPUTER T	32.40
35892	19-Aug-02	ADVANCED DIGITAL SO	36.54
35893	19-Aug-02	ADVANCED RESEARCH A	46.71
35962	19-Aug-02	ALLIED SUPPLY	236.44
35894	19-Aug-02	ALPHA COMMUNICATION	284.90
35895	19-Aug-02	ALTERNATIVE COMMUNI	91.53
35984	20-Aug-02	ALVAREZ, MICHAEL	296.88
36052	29-Aug-02	AMERICAN BUILDING M	400.00
35985	20-Aug-02	ANDREWS, RONDA	518.00
35963	19-Aug-02	ANTHONY SMITH	1,120.00
36008	29-Aug-02	ARCHIBALD, WAYNE	93.25
35964	19-Aug-02	ASAP MAILING AND FU	11.21
35896	19-Aug-02	ASON, INC	37.02
36023	29-Aug-02	AT&T	1,220.05
35986	20-Aug-02	AUST, JAMES	1,648.97
35851	07-Aug-02	AUST, JONATHAN	524.01
35987	20-Aug-02	AUST, JONATHAN	386.00
36009	29-Aug-02	AUST, JONATHAN	76.28
35852	07-Aug-02	AUST, STEVE	226.01
ACH	22-Aug-02	BANK OF AMERICA	6,064.78
35965	19-Aug-02	BEL AIR COMPUTERS	122.40
35897	19-Aug-02	BELTECH COMMUNICATI	128.43
Wire	30-Aug-02	Benefits Acct	24,290.91
Wire	12-Aug-02	Benefits Acount	41,525.96
35898	19-Aug-02	BETTER BYTE COMPUTE	205.74
36024	29-Aug-02	BEYOND THE NETWORK	13,060.25
36025	29-Aug-02	BLUE RIDGE NETWORKS	4,706.45
36010	29-Aug-02	BOULIS, ROBERT	74.88
35899	19-Aug-02	BUY TELCO	57.60
35900	19-Aug-02	CBS WHITCOM	97.56
35865	13-Aug-02	CHICAGO DEPARTMENT	884.00
35874	13-Aug-02	CHICAGO DEPARTMENT	386.00
36026	29-Aug-02	COGENT COMMUNICATIO	9,000.00
35901	19-Aug-02	COMPLETE NETWORK SO	36.45
35866	13-Aug-02	COMPTROLLER OF MARY	76.70
35966	19-Aug-02	COMPUTER COMMUNICAT	106.50

Wire	08-Aug-02	COMSTOR	11,094.35
Wire	16-Aug-02	COMSTOR	25,814.93
35902	19-Aug-02	COMTEL GROUP	243.27
35903	19-Aug-02	CONNECTIVITY SERVIC	164.79
35904	19-Aug-02	CONSULT CITY INTERN	184.59
35905	19-Aug-02	COST MANAGEMENT ASS	78.66
Wire	01-Aug-02	COVAD	455,000.00
Wire	15-Aug-02	COVAD	455,000.00
35906	19-Aug-02	CROSSROAD STRATEGIE	51.30
35907	19-Aug-02	CWPS	57.51
35886	15-Aug-02	D & B	659.48
36060	29-Aug-02	D & B	585.20
35999	21-Aug-02	D&B RECEIVABLE MANA	24,000.00
35908	19-Aug-02	DANNY WHITE	51.98
35909	19-Aug-02	DATA & VOICE NETWOR	41.34
35967	19-Aug-02	DAVID O'DONNELL	219.86
35910	19-Aug-02	DECISIVE BUSINESS S	455.49
35911	19-Aug-02	DELTA TELEPHONE	91.62
35912	19-Aug-02	DENNIS J NOLTE	67.74
35913	19-Aug-02	DIGITALEYE DESIGNS	40.50
35880	15-Aug-02	DISTRICT CLERK	260.97
36011	29-Aug-02	DISTRICT CLERK	260.97
36027	29-Aug-02	DOMINION TELECOM IN	12,295.06
35864	08-Aug-02	DULLES TECH 3	64,841.29
36028	29-Aug-02	E SPIRE	2,561.80
36029	29-Aug-02	EARTHLINK INC	921.90
36000	21-Aug-02	EXPERIAN	986.00
35914	19-Aug-02	EXTEL COMMUNICATION	43.20
35881	15-Aug-02	FAMILY SUPPORT PAYM	375.00
36012	29-Aug-02	FAMILY SUPPORT PAYM	375.00
35853	07-Aug-02	FANNING, REBECCA	635.30
36013	29-Aug-02	FANNING, REBECCA	256.83
35854	07-Aug-02	FARRER, WILLIAM H	248.50
36014	29-Aug-02	FARRER, WILLIAM H	342.34
36062	30-Aug-02	FAST FLEET SYSTEMS	650.00
36030	29-Aug-02	FEDEX	50.84
36031	29-Aug-02	FEDEX	147.27
36054	29-Aug-02	FEDEX	136.48
35855	07-Aug-02	FERRANTO, JOHN	541.93
35988	20-Aug-02	FERRANTO, JOHN	17.50
35867	13-Aug-02	FLORIDA DEPARTMENT	1,202.24
35875	13-Aug-02	FLORIDA DEPARTMENT	982.27
35882	15-Aug-02	FLORIDA STATE DISBU	255.50
36015	29-Aug-02	FLORIDA STATE DISBU	255.50
35968	19-Aug-02	FOLEY & BUHL ENGINE	133.63
35915	19-Aug-02	GAYLON COMMUNICATIO	185.94
Wire	01-Aug-02	GE CAPITAL	210,000.00
36032	29-Aug-02	GEBRAN.COM	20,771.00
36033	29-Aug-02	GENERAL FIBER COMMU	210.00
35883	15-Aug-02	GERALD M. O'DONNELL	180.00
36016	29-Aug-02	GERALD M. O'DONNELL	180.00
36001	21-Aug-02	GLOBAL IMAGING SYST	5,634.64
35969	19-Aug-02	GOLDBERG, HEHMEYER	3,067.32

35970	19-Aug-02	GOMID	146.73
35983	20-Aug-02	GRAYBAR ELECTRIC CO	1,599.48
35916	19-Aug-02	GROUND ZERO CONSULT	32.40
36064	30-Aug-02	GUARDIAN	10,000.00
35856	07-Aug-02	HAMMOND, GWEN	307.65
35857	07-Aug-02	HANNA, RICHARD	95.20
35989	20-Aug-02	HANNA, RICHARD	70.86
35971	19-Aug-02	High Performance Te	814.60
35917	19-Aug-02	HOME OFFICE SOLUTIO	31.86
35990	20-Aug-02	IEROPOLI, MARCIE	155.72
36017	29-Aug-02	IEROPOLI, MARCIE	128.78
35868	13-Aug-02	ILLINOIS DEPARTMENT	1,487.81
35876	13-Aug-02	ILLINOIS DEPARTMENT	704.96
35879	13-Aug-02	ILLINOIS DEPARTMENT	113.36
35918	19-Aug-02	INFO TECH SOLUTIONS	51.86
35919	19-Aug-02	INTELENET COMMUNICA	100.80
35920	19-Aug-02	INTELLICOMP TECHNOL	97.11
36034	29-Aug-02	INTERMEDIA COMMUNIC	53,401.00
35972	19-Aug-02	INTERNATIONAL UNION	338.89
35921	19-Aug-02	INTERNET CONNECTION	36.00
36035	29-Aug-02	IRON MOUNTAIN OFF-S	815.00
35922	19-Aug-02	ISIS NETWORKS	39.84
35923	19-Aug-02	ITC	295.47
35924	19-Aug-02	JEM CONSULTING	72.18
35925	19-Aug-02	JIVAS TECHNOLOGIES	100.80
35926	19-Aug-02	JP COMMUNICATIONS G	136.29
36002	21-Aug-02	JUNIPER INTERNET CO	6,716.80
36007	21-Aug-02	KEY EQUIPMENT FINAN	8,000.00
35973	19-Aug-02	L & B LINCOLN MERCU	78.25
35927	19-Aug-02	LANDING TECHNOLOGY	237.15
35858	07-Aug-02	LAROSA, ERMINIO	182.31
35991	20-Aug-02	LAROSA, ERMINIO	36.00
35974	19-Aug-02	LATHROP TRAVEL LLC	143.63
Wire	01-Aug-02	LEVEL 3	72,642.00
Wire	02-Aug-02	LEVEL 3	500.00
Wire	15-Aug-02	LEVEL 3	72,642.00
36003	21-Aug-02	LIBERTY DOCUMENT SE	486.14
35975	19-Aug-02	Linda V. English, I	9.06
35992	20-Aug-02	LUZIO, MICHAEL	383.68
35859	07-Aug-02	MANZARI, JOSEPH	837.90
36036	29-Aug-02	MARSH USA INC	19,491.00
35928	19-Aug-02	MARYLAND TELEPHONE	352.80
Wire	15-Aug-02	MASS MUTUAL 401K	22,897.97
35869	13-Aug-02	MASSACHUSETTS DEPAR	6,114.69
35877	13-Aug-02	MASSACHUSETTS DEPAR	5,464.14
35929	19-Aug-02	MASTER TECH PHONE C	41.85
35993	20-Aug-02	MCALISTER, JOHN	165.30
Wire	01-Aug-02	MCI WORLDCOM COMM	37,598.00
Wire	15-Aug-02	MCI WORLDCOM COMM	37,598.00
36055	29-Aug-02	MERCANTEC INC	277.50
35930	19-Aug-02	METAPHOR INC	320.04
35860	07-Aug-02	METROCALL	1,097.72
36038	29-Aug-02	METROMEDIA FIBER NE	10,513.05

35976	19-Aug-02	MICROBURST	102.10
35861	07-Aug-02	MIGLIORE, MICHAEL	161.02
35994	20-Aug-02	MIGLIORE, MICHAEL	555.75
35931	19-Aug-02	MIT GROUP	447.66
36039	29-Aug-02	MONETTECH LIMITED C	1,080.00
35932	19-Aug-02	MS NETWORK SOLUTION	166.86
35884	15-Aug-02	NASSAU COUNTY SCU	250.00
36018	29-Aug-02	NASSAU COUNTY SCU	250.00
36056	29-Aug-02	NBANC	585.38
36040	29-Aug-02	NECA-TRS	7,553.29
35933	19-Aug-02	NEOSYNAPSE	33.30
35934	19-Aug-02	NETEX INC	281.97
35935	19-Aug-02	NETWORK COMMUNICATI	40.50
35936	19-Aug-02	NETWORK INC	139.77
35937	19-Aug-02	NETWORK RESOURCES	46.08
35938	19-Aug-02	NEW ENGLAND TECHNIC	32.04
35870	13-Aug-02	NEW JERSEY DEPARTME	16,492.98
35878	13-Aug-02	NEW JERSEY DEPARTME	14,957.70
35939	19-Aug-02	NM COMPUTING INC	80.82
35940	19-Aug-02	NSI	48.15
36041	29-Aug-02	OLM LLC	1,535.00
35941	19-Aug-02	OLMEC SYSTEMS INC	35.64
Wire	09-Aug-02	OSG BILLING	12,756.28
Wire	19-Aug-02	OSG BILLING	6,444.30
35871	13-Aug-02	PA DEPT OF REVENUE	11,380.98
35995	20-Aug-02	PACZKOWSKI, CHRIS	721.72
Wire	08-Aug-02	PARADYNE	13,188.12
Wire	16-Aug-02	PARADYNE	16,773.76
35996	20-Aug-02	PATRICK, DAVID	223.49
35942	19-Aug-02	POTOMAC UNITED NETW	91.98
35943	19-Aug-02	PRECISE TECHNOLOGY	286.50
35944	19-Aug-02	PREMIER TELECOMMUNI	171.72
36004	21-Aug-02	PSINET INC	1,185.12
35977	19-Aug-02	PULLENBAILEY ADVERT	19.87
35945	19-Aug-02	RAVEN TECHNOLOGIES	198.63
35978	19-Aug-02	RC AULETTA & COMPAN	283.69
35946	19-Aug-02	RIMENET LLC	41.67
35863	08-Aug-02	ROADWAY	109.12
35947	19-Aug-02	ROSE TELECOM	44.28
35948	19-Aug-02	ROUTERDOG	49.41
35997	20-Aug-02	SAMS, MELONIE	60.55
35979	19-Aug-02	SDF International,	384.59
36042	29-Aug-02	SIEMENS BUILDING TE	2,456.18
36058	29-Aug-02	SK SHEMOR & ASSOCIA	3,229.47
35949	19-Aug-02	SMALLBIZMANAGER.COM	68.70
35862	07-Aug-02	SMEDBERG, BILL	141.81
35950	19-Aug-02	SNORING DOG PRODUCT	45.63
35951	19-Aug-02	SOLVE RIME TECH	286.47
36043	29-Aug-02	SPRINT	2,025.20
36044	29-Aug-02	SPRINT	38,357.08
36045	29-Aug-02	SPRINT	6,935.53
Wire	30-Aug-02	SSG CAPITAL ADVISOR	20,000.00
36005	21-Aug-02	STATE OF DELAWARE	50.00

36046	29-Aug-02	STRATEGIC TECHNOLOG	7,589.18
35952	19-Aug-02	TECHNOLOGY SYSTEMS	52.11
35953	19-Aug-02	TELESOLUTIONS	94.14
35954	19-Aug-02	TELESOURCE	291.24
35980	19-Aug-02	THE POINTE	42.35
35955	19-Aug-02	TORNADO COMPUTER SY	84.87
35872	13-Aug-02	TREASURER OF VIRGIN	1,700.00
35885	15-Aug-02	TREASURER OF VIRGIN	291.05
36019	29-Aug-02	TREASURER OF VIRGIN	291.05
35956	19-Aug-02	TRI NET SYSTEMS INC	44.82
35981	19-Aug-02	TRUITT SARNECKI ASS	156.38
35957	19-Aug-02	UNICOM	213.48
36047	29-Aug-02	UNITED PARCEL SERVI	3,085.92
36006	21-Aug-02	UNIVERSAL ACCESS IN	5,289.00
36048	29-Aug-02	UNIVERSAL ACCESS IN	5,289.00
36049	29-Aug-02	UNIVERSAL SERVICE A	80,000.00
35873	13-Aug-02	VA DEPT OF TAXATION	114.58
Wire	01-Aug-02	VERIZON	640,000.00
Wire	15-Aug-02	VERIZON	640,000.00
36050	29-Aug-02	VERIZON WIRELESS	478.11
35958	19-Aug-02	V-LINK	303.66
35959	19-Aug-02	WANLYNX	37.80
35960	19-Aug-02	WARP NETWORKS, INC	40.77
35961	19-Aug-02	WEBER SYSTEMS	215.37
35982	19-Aug-02	WILLIAMS & JENSEN,	119.50
36061	29-Aug-02	WRIGHT EXPRESS UNIV	2,780.18
36051	29-Aug-02	WVT COMMUNICATIONS	813.04
36059	29-Aug-02	XWAVE	83,285.44

TOTAL CASH DISBURSEMENTS FOR AUGUST 2002			4,239,730.98

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
STATEMENT OF OPERATIONS
AUGUST 31, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
REVENUE	$2,503,644	$1,460,447	$3,964,091
COST OF GOOD SOLD	$1,801,918	$805,184	$2,607,103

GROSS PROFIT	$701,725	$655,262	$1,356,988

OPERATING EXPENSES
Wages	553,163	144,707	697,870
Commissions	66,533	32,924	99,457
Fringe Benefit Allocation	61,576	16,108	77,684
Payroll Taxes Allocation	37,299	9,757	47,056

Total Compensation & Benefits	$718,570	$203,496	$922,067

Telecom	6,131	—	6,131
Employee Lines	6,500	—	6,500
Travel	12,102	—	12,102

Total Employee-Based Expenses	$24,733	$—	$24,733

Marketing	20,313	—	20,313
Postage, Delivery & Printing	10,198	—	10,198
Professional — Accounting	6,773	3,352	10,125
Professional — Legal	55,531	27,480	83,011
Professional — Collections	17,143	8,483	25,626
Professions — Cust. Care	60,206	29,794	90,000
Professions — Other	9,269	4,587	13,856
Temporary and Casual Labor	—	—	—
Transfer Agent Fees	3,000	—	3,000
Telecom — Voice/Data	40,246	—	40,246
Rent — Office Base	58,273	15,244	73,517
Rent — Office Other	2,912	762	3,674
Rent — Equipment Rents & Leases	263	—	263
Repairs & Maintenance	33,067	—	33,067
Supplies & Expensed Equipment	4,373	—	4,373

Total Cost Center Specific Expenses	$321,569	$89,701	$411,271

Bank Charges	11,819	—	11,819
Insurance-Liability	84,902	—	84,902
Franchise Taxes, Licenses & Permits	50	—	50
Payroll Processing Services	762	—	762
Taxes — Property	61,116	—	61,116

Total Overhead Expenses	$158,648	$—	$158,648

Total Selling, general and administrative	$1,223,521	$293,198	$1,516,719

EBITDA BEFORE RESTRUCTURING COSTS	$(521,796)	$362,064	$(159,732)
RESTRUCTURING COSTS
Legal	$152,113	75,274	$227,386
SSG Capital	$13,379	6,621	$20,000

Total Restructuring Costs	$165,492	$81,895	$247,386

EBITDA AFTER RESTRUCTURING COSTS	$(687,288)	$280,170	$(407,118)
Amortization	116,554	187,116	303,670
Depreciation	2,145,947	—	2,145,947

EBIT	$(2,949,789)	$93,054	$(2,856,735)
Interest Income	26,552	—	26,552
Interest Expense	—	—	—
Taxes — Income	—	—	—

Net Income (Loss)	$(2,923,237)	$93,054	$(2,830,183)

Preferred stock dividends	445,890	—	445,890
Net Income (Loss) applicable to common stockholders	$(3,369,127)	$93,054	$(3,276,073)

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
BALANCE SHEET
AUGUST 31, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
ASSETS
Current assets:
Cash and cash equivalents	$3,294,098	$1,380,028	$4,674,126
Accounts receivable	6,184,669	5,564,723	11,749,392
Allowance for doubtful accounts	(2,328,096)	(3,588,303)	(5,916,399)

Total accounts receivable	3,856,572	1,976,421	5,832,993
Inventory	16,778	—	16,778
Prepaid and other current assets
Deferred promotions	—	—	—
Prepaid insurance	341,894	—	341,894
Deposits	239,369	—	239,369
Other Receivables	(5,694)	—	(5,694)
Prepaid rent	—	—	—
Prepaid advertising	—	—	—
Prepaid maintenance & support	75,748	—	75,748
Prepaid other	(192,837)	—	(192,837)

Total prepaid and other current assets	458,480	—	458,480
Property and equipment, cost	93,387,902	—	93,387,902
Property and equipment, accumulated depreciation	(70,384,119)	—	(70,384,119)

Total Property and Equipment, net	23,003,783	—	23,003,783
Restricted cash	330,346	—	330,346
Deposits and other noncurrent assets	761,674	—	761,674
Income tax receivable	(1,713)	—	(1,713)
Identifiable intangibles / Goodwill	475,827	5,052,138	5,527,965

Total assets	$32,195,847	$8,408,585	$40,604,432

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,894,946	$—	$17,894,946
Accrued expense
Accrued telecom	7,714,901	—	7,714,901
Accrued commissions	106,471	—	106,471
Accrued taxes	2,215,954	—	2,215,954
Accrued compensation	—	—	—
Accrued inventory staging	—	—	—
Accrued employee stock purchase plan	(3,799)	—	(3,799)
Accrued capital lease	—	—	—
Accrued other	14,859,824	—	14,859,824

Total accrued expense	24,893,351	—	24,893,351
Interco-Due to/fr NAS	(4,747,088)	4,747,088	—
Deferred compensation liability	—	—	—
Captial lease obligations	29,170,394	—	29,170,394
Other current liabilities (deferred charges)	—	—	—
Deferred revenue	711,610	721,122	1,432,732
SBC, Interconnx, Covad and Covington note payable	6,097,657	579,533	6,677,190
Ascend line of credit	2,321,088	—	2,321,088

Total other liabilities	33,553,661	6,047,743	39,601,404
Total liabilities	76,341,958	6,047,743	82,389,701
Commitments and contingencies:
Series B mandatorily redeemable preferred stock	88,045,889	—	88,045,889
Stockholders' equity:
Common stock	62,250	—	62,250
Additional paid-in-capital	186,444,323	—	186,444,323
Accumulated other comprehensive income	6,493	—	6,493
Deferred compensation on employee stock options	(13,122)	—	(13,122)
Accumulated deficit	(316,737,974)	2,360,840	(314,377,134)
Less treasury stock, at cost	(1,953,968)	—	(1,953,968)

Total stockholders' equity	(132,191,998)	2,360,840	(129,831,158)

Total liabilities, mandatorily redeemable preferred stock and stockholders' equity	$32,195,847	$8,408,585	$40,604,432

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

In re:	Network Access Solutions Debtor	Case No. Reporting Period:	02-11611 Aug-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	137,995.11	137,995.11			0.00
FICA — Employee	0.00	46,985.70	46,985.70			0.00
FICA — Employer	0.00	46,985.68	46,985.68			0.00
Unemployment	0.00	31.04	31.04			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other — FUSF	211,169.43	211,564.33	80,000.00			342,733.76

Total Federal Taxes	211,169.43	443,561.86	311,997.53			342,733.76

STATE AND LOCAL
Withholding (Employee)	0.00	40,529.56	40,529.56			0.00
Sales	87,402.47	64,476.00	62,062.41			89,816.06
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	39.66	39.66			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	124,726.53	61,000.00	0.00			185,726.53
Other —	0.00	0.00	0.00			0.00

Total State & Local	212,129.00	166,045.22	102,631.63			275,542.59

TOTAL TAXES	423,298.43	609,607.08	414,629.16			618,276.35

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		60,377.74	0.00	0.00	0.00	60,377.74
Wages Payable		0.00	0.00	0.00	0.00	0.00
Taxes Payable		337,040.33	234,064.47	47,171.55	0.00	618,276.35
Rent/Leases — Building		0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment		0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments		0.00	0.00	0.00	0.00	0.00
Professional Fees		0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	397,418.07	234,064.47	47,171.55	0.00	678,654.09

Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts accrued for August were paid in September, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The Accounts Payable amount is due to a timing issue, the outstanding amounts will be paid during the month of September 2002.

In re:	NASOP Debtor	Case No. Reporting Period:	02-11612 Aug-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	0.00	0.00			0.00
FICA — Employee	0.00	0.00	0.00			0.00
FICA — Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total Federal Taxes	0.00	0.00	0.00			0.00

STATE AND LOCAL
Withholding (Employee)	0.00	0.00	0.00			0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00
Total State & Local	0.00	0.00	0.00			0.00

TOTAL TAXES	0.00	0.00	0.00			0.00

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0.00	0.00	0.00	0.00	0.00	0.00
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Building	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany with NAS	0.00	0.00	0.00	1,008,199.00	0.00	1,008,199.00
Other —	0.00	0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	0.00	0.00	1,008,199.00	0.00	1,008,199.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The balance in the 61-90 day column has decreased during the month of August. This balance may continue to decrease in subsequent months.

NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC.

August 2002

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Network Access Solutions Corporation
		NASOP, Inc.
Accounts Receivable Reconciliation
	Amount	Amount
Total Accounts Receivable at the begininning of the reporting period	7,117,058	5,758,968
+ Amounts billed during the period	2,007,832	918,909
- Amounts collected during the period	(2,962,288)	(1,298,126)

Total Accounts Receivable at the end of the reporting period	6,162,603	5,379,751

Accounts Receivable Aging	Amount	Amount
0–30 days old	1,909,683	900,803
31–60 days old	991,372	289,018
61–90 days old	720,032	351,185
91+ days old	2,541,515	3,838,744

Total Accounts Receivable	6,162,603	5,379,751
Amount considered uncollectible (Bad Debt) (See Note 1 below)	(2,306,031)	(3,403,330)

Accounts Receivable (Net)	3,856,572	1,976,421

DEBTOR QUESTIONAIRE

Must be completed each month	YES	NO	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X		X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X		X

Note 1: There was a reclass in the sales allowance reserve of $1,880,121 from NAS to NASOP to properly reflect net accounts receivables at August 31, 2002. The June and July schedules will be amended.

QuickLinks

  EXHIBIT 99.3
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS AUGUST 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION) AUGUST 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. CASH BALANCES AUGUST 31, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. OUTSTANDING CHECK LIST AUGUST 31, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. CHECK REGISTER / CASH DISBURSEMENT JOURNAL FOR THE MONTH OF AUGUST 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. STATEMENT OF OPERATIONS AUGUST 31, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. BALANCE SHEET AUGUST 31, 2002
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS
NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC. August 2002 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONAIRE